CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    AUGUST 20, 2008                /S/ JAMES A. BOWEN
     -----------------------        --------------------------------------------
                                        James A. Bowen, Chairman of the Board,
                                        President and Chief Executive Officer
                                        (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.



Date:    AUGUST 20, 2008                /S/ MARK R. BRADLEY
     -----------------------        --------------------------------------------
                                        Mark R. Bradley, Treasurer, Controller,
                                        Chief Financial Officer and Chief
                                        Accounting Officer
                                        (principal financial officer)